UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2021

EDWARDS LIFESCIENCES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-15525	36-4316614
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

One Edwards Way, Irvine, California	92614
(Address of principal executive offices)	(Zip Code)

(949) 250-2500

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	EW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Retirement of Dr. William J. Link from the Board of Directors

In connection with the 2021 Annual Meeting of Stockholders (the “Annual Meeting”) of Edwards Lifesciences Corporation, a Delaware corporation (the “Company”), Dr. William J. Link retired from the Board of Directors of the Company immediately prior to the Annual Meeting. Mr. Nicholas J. Valeriani has been appointed to succeed Dr. Link as the Chairperson of the Company’s Compensation and Governance Committee.

Approval of the Amendment and Restatement of the U.S. ESPP and the International ESPP

At the Annual Meeting, the Company’s stockholders approved (i) the amendment and restatement of the Company’s 2001 Employee Stock Purchase Plan for United States Employees (the “U.S. ESPP”) to increase the total number of shares of common stock available for issuance under the U.S. ESPP by 3,300,000 shares, and (ii) the amendment and restatement of the Company’s 2001 Employee Stock Purchase Plan for International Employees (the “International ESPP”) to increase the total number of shares of common stock available for issuance under the U.S. ESPP by 1,200,000 shares.

The complete terms of the U.S. ESPP and the International ESPP are qualified in their entirety by reference to the full text of the U.S. ESPP and the International ESPP, which are filed as Exhibits 10.1 and 10.2., respectively, to this Current Report on Form 8-K.

Item 5.07. Submission of Matters to a Vote of Security Holders

On May 4, 2021, the Company held the Annual Meeting. The final results of voting for each matter submitted to a vote of stockholders at the Annual Meeting are as follows:

(i)

Proposal 1: All the nominees for director listed in Proposal 1 were elected to serve until the Company’s next annual meeting of stockholders and until their respective successors are duly elected and qualified as set forth below:

Nominee	For	Against	Abstain	Broker Non-Votes
Kieran T. Gallahue	450,736,646.30	50,715,600.08	1,079,695.04	34,846,202
Leslie H. Heisz	495,598,030.42	5,886,026	1,047,885	34,846,202
Paul A. LaViolette	475,196,672.30	25,856,864.12	1,478,405	34,846,202
Steven R. Loranger	497,580,184.26	3,838,228.12	1,113,529.04	34,846,202
Martha H. Marsh	497,252,801.38	4,271,035.04	1,008,105	34,846,202
Michael A. Mussallem	475,288,057.30	24,354,102.12	2,889,782	34,846,202
Ramona Sequeira	497,390,891.38	4,051,615	1,089,435.04	34,846,202
Nicholas J. Valeriani	482,128,052.26	15,123,866.12	5,280,023.04	34,846,202

(ii)	Proposal 2: The advisory proposal regarding the Company’s named executive officer compensation was approved as set forth below:

For	Against	Abstain	Broker Non-Votes
465,845,853.38	35,298,524.04	1,387,564	34,846,202

(iii)	Proposal 3: The Amendment and Restatement of the Company’s 2001 Employee Stock Purchase Plan for United States Employees was approved as set forth below:

For	Against	Abstain	Broker Non-Votes
499,880,388.30	1,499,938.12	1,151,615	34,846,202

(iv)	Proposal 4: The Amendment and Restatement of the Company’s 2001 Employee Stock Purchase Plan for International Employees was approved as set forth below:

For	Against	Abstain	Broker Non-Votes
500,133,732.26	1,198,193.16	1,200,016	34,846,202

(v)

Proposal 5: Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021 was approved as set forth below:

For	Against	Abstain	Broker Non-Votes
507,928,723.25	28,333,936.13	1,115,484.04	0

(vi)	Proposal 6: The advisory stockholder proposal regarding action by written consent was not approved as set forth below:

For	Against	Abstain	Broker Non-Votes
86,967,024.30	412,487,962.12	3,076,955	34,846,202

(vii)	Proposal 7: The advisory stockholder proposal to adopt a policy to include non-management employees as prospective director candidates was not approved as set forth below:

For	Against	Abstain	Broker Non-Votes
30,095,368.43	469,859,926.99	2,576,646	34,846,202

Item 7.01. Regulation FD Disclosure

On May 4, 2021, the Board of Directors of the Company approved an additional $1 billion for repurchases of the Company’s outstanding shares of common stock under its share repurchase program. The additional repurchase authorization does not have an expiration date. Repurchases under the Company’s share repurchase program may be made on the open market, including pursuant to a Rule 10b5-1 plan and in privately negotiated transactions.

On May 5, 2021, the Company issued a press release announcing the foregoing share repurchase program authorization, the retirement of Dr. William J. Link from the Board of Directors and the final results of voting for each matter submitted to a vote of stockholders at the Annual Meeting. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description

10.1	Edwards Lifesciences Corporation 2001 Employee Stock Purchase Plan for United States Employees, as amended and restated February 18, 2021 (incorporated by reference to Appendix B in Edwards Lifesciences’ Definitive Proxy Statement filed on March 23, 2021)

10.2	Edwards Lifesciences Corporation 2001 Employee Stock Purchase Plan for International Employees, as amended and restated February 18, 2021 (incorporated by reference to Appendix C in Edwards Lifesciences’ Definitive Proxy Statement filed on March 23, 2021)

99.1	Press release dated May 5, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 5, 2021

EDWARDS LIFESCIENCES CORPORATION

By:	/s/ Linda J. Park
Linda J. Park
Vice President, Associate General Counsel, and Secretary